CENTRAL EUROPEAN MEDIA ENTERPRISES
REPORTS SECOND QUARTER 2006 RESULTS

SECOND QUARTER
- Net Revenues Increase 38% -
- Operating Income grows $37.2 million to $44.0 million -
- Segment EBITDA Increases 8% -

SIX MONTHS
- Net Revenues Increase 71% -
- Operating Income grows $55.6 million to $60.2 million -
- Segment EBITDA Increases 41% -

HAMILTON, BERMUDA, August 3, 2006 - Central European Media Enterprises Ltd. (CME) (NASDAQ/Prague Stock Exchange: CETV) today announced financial results for the quarter and half-year ended June 30, 2006.

Compared to the second quarter of 2005, consolidated net revenues for the second quarter of 2006 increased 38% to $156.6 million. Operating income for the quarter increased $37.2 million to $44.0 million. Net income from continuing operations declined $20.6 million to $7.2 million, and fully diluted earnings per share in respect of continuing operations decreased to $0.18 from $0.79 for the quarter. Our consolidated results for the second quarter of 2006 include TV Nova in the Czech Republic, which we acquired on May 2, 2005, and Markiza in the Slovak Republic, which was not consolidated in the second quarter of 2005. Compared to the second quarter of 2005, Segment(1) EBITDA for the quarter increased 8% to $63.2 million.

Compared to the first half of 2005, consolidated net revenues for the six months ended June 30, 2006 increased 71% to $276.3 million. Operating income for the first half increased $55.6 million to $60.2 million. Net income from continuing operations decreased $26.8 million to a loss of $(7.2) million, and fully diluted earnings per share in respect of continuing operations decreased to a loss of $(0.18) from income of $0.61. Compared to the first half of 2005, Segment(1) EBITDA for the six months ended June 30, 2006 increased 41% to $96.1 million.

Michael Garin, Chief Executive Officer of CME, said, “In the second quarter 2006 our established stations met the guidance we gave our investors with some of them significantly exceeding our expectations. The early approval of our Ukrainian license extension was especially gratifying. We have a number of interesting acquisition opportunities under review across the region. Our new media strategy is now in place and we look forward to providing more details to investors during our Investor Day in New York on September 21, 2006.”

- continued -

(1)
Segment Data, Segment Net Revenues and Segment EBITDA are all non US-GAAP measures For further details, including a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)’ below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

Consolidated Results for the Three Months Ended June 30, 2006

Consolidated Net Revenues for the three months ended June 30, 2006 increased by 38% to $156.6 million from $113.1 million for the three months ended June 30, 2005. Operating income for the period was $44.0 million compared with $6.9 million for the three months ended June 30, 2005. Net income for the quarter was $8.5 million compared to $25.5 million for the three months ended June 30, 2005. Fully diluted income per share was $0.21 for the three months ended June 30, 2006, decreasing $0.51 compared to the three months ended June 30, 2005.

Headline Consolidated Results for the three months ended June 30, 2006 and 2005 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Three Months Ended June 30, (US $000’s)
	2006	2005	$ change	% change
Net Revenues	$ 156,589	$ 113,109	$ 43,480	38%
Operating income	$ 44,033	$ 6,862	$ 37,171	542%
Net income from continuing operations	$ 7,245	$ 27,848	$ (20,603)	(74)%
Net income	$ 8,522	$ 25,459	$ (16,937)	(67)%
Fully diluted earnings per share from continuing operations	$ 0.18	$ 0.79	$(0.61)	(77)%
Fully diluted earnings per share	$ 0.21	$ 0.72	$ (0.51)	(71)%

Consolidated Results for the Six Months Ended June 30, 2006

Consolidated Net Revenues for the six months ended June 30, 2006 increased by 71% to $276.3 million from $161.4 million for the six months ended June 30, 2005. Operating income for the period was $60.2 million compared with $4.6 million for the six months ended June 30, 2005. Net loss for the six months ended June 30, 2006 was $9.7 million compared to net income of $17.5 million for the six months ended June 30, 2005. Fully diluted loss per share was $0.25 for the six months ended June 30, 2006, decreasing $0.79 compared to the six months ended June 30, 2005.

Headline Consolidated Results for the six months ended June 30, 2006 and 2005 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Six Months Ended June 30, (US $000’s)
	2006	2005	$ change	% change
Net Revenues	$ 276,343	$ 161,413	$ 114,930	71%
Operating income	$ 60,216	$ 4,610	$ 55,606	1,206%
Net (loss) / income from continuing operations	$ (7,212)	$ 19,554	$ (26,766)	(137)%
Net (loss) / income	$ (9,742)	$ 17,510	$ (27,252)	(156)%
Fully diluted (loss) / earnings per share from continuing operations (1)	$ (0.18)	$ 0.61	$ (0.79)	(130)%
Fully diluted (loss) / earnings per share (1)	$ (0.25)	$ 0.54	$ (0.79)	(146)%

Segment(1) Results

We evaluate the performance of our television operations based on Segment(1) Net Revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

Segment(1) Results for the Three Months Ended June 30, 2006

For the three months ended June 30, 2006, Total Segment(1) Net Revenues increased 18% to $156.6 million from $132.7 million for the three months ended June 30, 2005. Total Segment(1) EBITDA for the three months ended June 30, 2006 increased 8% to $63.2 million from $58.3 million for the three months ended June 30, 2005. Segment(1) EBITDA Margin for the three months ended June 30, 2006 was 40% compared to 44% for the three months ended June 30, 2005.

Our Total Segment(1) Net Revenues and Total Segment(1) EBITDA for the three months ended June 30, 2006 and 2005 were:

	SEGMENT (1) RESULTS (Unaudited)
	For the Three Months Ended June 30, (US $000's)
	2006	2005	$ change	% change
Total Segment Net Revenues	$ 156,589	$ 132,736	$ 23,853	18%
Total Segment EBITDA	$ 63,156	$ 58,305	$ 4,851	8%
Segment EBITDA Margin	40%	44%

Segment(1) Results for the Six Months Ended June 30, 2006

For the six months ended June 30, 2006, Total Segment(1) Net Revenues increased 44% to $278.1 million from $193.7 million for the six months ended June 30, 2005. Total Segment(1) EBITDA for the six months ended June 30, 2006 increased 41% to $96.1 million from $68.2 million for the six months ended June 30, 2005. Segment(1) EBITDA Margin for the six months ended June 30, 2006 was 35%, in line with the margin for the six months ended June 30, 2005.

Our Total Segment(1) Net Revenues and Total Segment(1) EBITDA for the six months ended June 30, 2006 and 2005 were:

	SEGMENT (1) RESULTS (Unaudited)
	For the Six Months Ended June 30, (US $000's)
	2006	2005	$ change	% change
Total Segment Net Revenues	$ 278,104	$ 193,683	$ 84,421	44%
Total Segment EBITDA	$ 96,071	$ 68,244	$ 27,827	41%
Segment EBITDA Margin	35%	35%

(1)
Segment Data, Segment Net Revenues and Segment EBITDA are all non US-GAAP measures For further details, including a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)’ below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

The Company will also host a teleconference to discuss its second quarter results on Thursday, August 3, 2006 at 10:00 a.m. New York time (3:00 p.m. London time and 4:00 p.m. Prague time). To access the teleconference, please dial +1 973-582-2850 (U.S. and International callers) ten minutes prior to the start time. The teleconference will also be available via live webcast on the Company’s website, located at www.cetv-net.com.

If you cannot listen to the teleconference at its scheduled time, there will be a replay available through Thursday, August 17, 2006 that can be accessed by dialing +1 877-519-4471 (U.S. callers) or +1 973-341-3080 (international callers), passcode: 7656147. A replay will also be archived on the Company’s website.

This press release should be read in conjunction with our Form 10-Q for the three months ended June 30, 2006, which was filed with the Securities and Exchange Commission on August 3, 2006, and our Annual Report on Form 10-K for the year ended December 31, 2005, as amended by our Form 10-K/A filed with the SEC on March 15, 2006.

The Company makes available, free of charge, on our website at http://www.cetv-net.com our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a TV broadcasting company with leading networks in six Central and Eastern European countries reaching an aggregate of approximately 82 million people. The Company’s television stations are located in Croatia (Nova TV), Czech Republic (TV Nova, Galaxie Sport), Romania (PRO TV, Acasa, PRO Cinema), Slovakia (Markíza), Slovenia (POP TV, Kanal A) and Ukraine (Studio 1+1, Studio 1+1 International, Kino, City). CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cetv-net.com or contact:

Romana Tomasová, Director of Corporate Communications
Central European Media Enterprises
+44 20 7430 5357
romana.tomasova@cme-net.com
or
Jonathan Lesko / Mike Smargiassi (Investors)
Olga Shmuklyer (Press)
Brainerd Communicators, Inc.
+1-212-986-6667

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Three Months Ended June 30
	2006	2005
Net revenues	$156,589	$113,109
Operating costs	26,042	18,117
Cost of programming	52,850	32,081
Depreciation of station property, plant and equipment	6,059	3,161
Amortization of broadcast licenses and other intangibles	4,620	1,544
Cost of revenues	89,571	54,903
Station selling, general and administrative expenses	14,541	12,562
Corporate operating costs (including non-cash stock-based compensation of $ 0.7 million and $ (1.4) million in the three months ended June 30, 2006 and 2005, respectively)	7,696	3,451
Impairment loss	748	35,331
Operating income	44,033	6,862
Interest expense, net	(9,596)	(5,865)
Foreign currency exchange (loss) / gain , net	(20,625)	30,159
Change in fair value of derivative	(1,876)	-
Other income	167	312
Income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	12,103	31,468
Provision for income taxes	(3,582)	(3,565)
Income before minority interest, equity in income of unconsolidated affiliates and discontinued operations	8,521	27,903
Minority interest in income of consolidated subsidiaries	(1,276)	(4,104)
Equity in income of unconsolidated affiliates	-	4,049
Net income from continuing operations	7,245	27,848
Income / (loss) from discontinued operations	1,277	(2,389)
Net income	$8,522	$25,459

PER SHARE DATA:
Net income per share
Continuing operations - Basic	$0.18	$0.81
Continuing operations - Diluted	$0.18	$0.79
Discontinued operations - Basic	$0.03	$(0.07)
Discontinued operations - Diluted	$0.03	$(0.07)
Net income - Basic	$0.21	$0.74
Net income - Diluted	$0.21	$0.72

Weighted average common shares used in computing per share amounts (000s):
Basic	40,597	34,274
Diluted	41,186	35,145

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Six Months Ended June 30,
	2006	2005
Net revenues	$276,343	$161,413
Operating costs	49,014	29,402
Cost of programming	101,268	54,403
Depreciation of station property, plant and equipment	11,761	5,062
Amortization of broadcast licenses and other intangibles	8,952	1,933
Cost of revenues	170,995	90,800
Station selling, general and administrative expenses	28,707	19,490
Corporate operating costs (including non-cash stock-based compensation of $ 1.4 million and $ 1.7 million in the six months ended June 30, 2006 and 2005, respectively)	15,677	11,182
Impairment loss	748	35,331
Operating income	60,216	4,610
Interest expense, net	(18,661)	(5,093)
Foreign currency exchange (loss) / gain, net	(31,487)	29,430
Change in fair value of derivative	(1,876)	-
Other expense	(381)	(3,689)
Income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	7,811	25,258
Provision for income taxes	(7,576)	(5,906)
Income before minority interest, equity in income of unconsolidated affiliates and discontinued operations	235	19,352
Minority interest in income of consolidated subsidiaries	(6,717)	(4,681)
Equity in (loss) / income of unconsolidated affiliates	(730)	4,883
Net (loss) / income from continuing operations	(7,212)	19,554
Loss from discontinued operations	(2,530)	(2,044)
Net (loss) / income	$(9,742)	$17,510

PER SHARE DATA:
Net income per share
Continuing operations - Basic	$(0.18)	$0.62
Continuing operations - Diluted	$(0.18)	$0.61
Discontinued operations - Basic	$(0.07)	$(0.06)
Discontinued operations - Diluted	$(0.07)	$(0.07)
Net income - Basic	$(0.25)	$0.56
Net income - Diluted	$(0.25)	$0.54

Weighted average common shares used in computing per share amounts (000s):
Basic	39,355	31,345
Diluted	39,355	32,288

Segment Data

We manage our business on a geographic basis, and review the performance of each geographic segment using data that reflects 100% of operating and license company results. Our segments are comprised of Croatia, the Czech Republic, Romania, the Slovak Republic, Slovenia and Ukraine.

We evaluate the performance of our segments based on Segment EBITDA. Segment Net Revenues and Segment EBITDA include the results of certain entities (primarily STS and Markiza, our operating and license companies in the Slovak Republic) that were not consolidated under US GAAP until January 23, 2006.

Segment EBITDA is determined as segment net income/loss, which includes costs for program rights amortization, before interest, taxes, depreciation and amortization of broadcast licenses and other intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

•	expenses presented as corporate expenses in our consolidated statements of operations;

•	foreign currency exchange gains and losses;

•	changes in fair value of derivatives; and

•	certain unusual or infrequent items (e.g., gains and losses/impairments on assets or investments).

We use Segment EBITDA as a component in determining management bonuses.

Below is a table showing our Segment EBITDA by operation and a reconciliation of these figures to our consolidated US GAAP results for the three months ended June 30, 2006 and 2005 and the six months ended June 30, 2006 and 2005:

Reconciliation Between Consolidated Statements of Operations
and Segment Data (non US-GAAP)

	SEGMENT FINANCIAL INFORMATION
	For the Three Months Ended June 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2006	2005	2006	2005
Country
Croatia (NOVA TV)	$5,647	$7,652	$(2,639)	$(1,337)
Czech Republic (TV NOVA and GALAXIE SPORT) (2)	56,312	47,767	29,509	28,287
Romania (3)	37,769	26,592	16,424	11,974
Slovak Republic (MARKIZA TV)	20,046	19,627	7,827	7,956
Slovenia (POP TV and KANAL A)	15,555	13,920	6,430	6,490
Ukraine (STUDIO 1+1 and GRAVIS)	21,260	17,178	5,605	4,935
Total Segment Data	$156,589	$132,736	$63,156	$58,305

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	$156,589	$113,109	$12,103	$31,468
Corporate operating costs (including non-cash stock based compensation of $ 0.7 million and $ (1.4) million for the three months ended June 30, 2006 and 2005, respectively)	-	-	7,696	3,451
Depreciation of station assets	-	-	6,059	3,161
Amortization of broadcast licenses and other intangibles			4,620	1,544
Impairment charge	-	-	748	35,331
Unconsolidated equity affiliates (4)	-	19,627	-	7,956
Interest expense, net	-	-	9,596	5,865
Foreign currency exchange (gain)/loss, net	-	-	20,625	(30,159)
Change in fair value of derivatives	-	-	1,876	-
Other income	-	-	(167)	(312)
Total Segment Data	$156,589	$132,736	$63,156	$58,305

(1) All net revenues are derived from external customers. There are no inter-segmental revenues.
(2) We acquired our Czech Republic operations on May 2, 2005.
(3) Romanian channels are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL, PRO FM and INFOPRO.
(4) Unconsolidated equity affiliates include STS and Markiza in the Slovak Republic, which have been consolidated from January 23, 2006.

	SEGMENT FINANCIAL INFORMATION
	For the Six Months Ended June 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2006	2005	2006	2005
Country
Croatia (NOVA TV)	$9,457	$12,607	$(7,081)	$(4,759)
Czech Republic (TV NOVA and GALAXIE SPORT) (2)	96,861	47,767	42,335	28,287
Romania (3)	67,640	45,648	28,037	18,136
Slovak Republic (MARKIZA TV)	31,252	32,270	6,850	10,126
Slovenia (POP TV and KANAL A)	25,782	23,853	9,463	9,170
Ukraine (STUDIO 1+1 and GRAVIS)	47,112	31,538	16,467	7,284
Total Segment Data	$278,104	$193,683	$96,071	$68,244

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income before provision for income taxes, minority interest, equity in income of unconsolidated affiliates and discontinued operations	$276,343	$161,413	$7,811	$25,258
Corporate operating costs (including non-cash stock based compensation of $ 1.5 million and $ 1.7 million for the six months ended June 30, 2006 and 2005, respectively)	-	-	15,677	11,182
Depreciation of station assets	-	-	11,761	5,062
Amortization of broadcast licenses and other intangibles			8,952	1,933
Impairment charge	-	-	748	35,331
Unconsolidated equity affiliates (4)	1,761	32,270	(1,283)	10,126
Interest expense, net	-	-	18,661	5,093
Foreign currency exchange (gain)/loss, net	-	-	31,487	(29,430)
Change in fair value of derivatives	-	-	1,876	-
Other expense	-	-	381	3,689
Total Segment Data	$278,104	$193,683	$96,071	$68,244

(1) All net revenues are derived from external customers. There are no inter-segmental revenues.
(2) We acquired our Czech Republic operations on May 2, 2005.
(3) Romanian channels are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL, PRO FM and INFOPRO.
(4) Unconsolidated equity affiliates include STS and Markiza in the Slovak Republic, which have been consolidated from January 23, 2006.